FIRST AMENDMENT
                                     OF
                  ACE LIMITED 1995 OUTSIDE DIRECTORS PLAN


         WHEREAS, ACE Limited ("ACE") maintains the ACE Limited 1995 Outside Directors Plan (the "Plan"); and

         WHEREAS, amendment of the Plan is now considered desirable;

         NOW, THEREFORE, by virtue and in exercise of the amending power reserved to ACE under the Plan and pursuant to the authority delegated to the undersigned officer of ACE by a resolution adopted by its Board of Directors, the Plan be and is hereby amended in the following particulars, effective as of the first day of the Plan Year beginning in 1998:

         1.       By substituting the following for subsection 2.1:

                  "2.1  General.

         (a) For each Plan Year, each Director who is an Eligible Director on the first day of that Plan Year shall be granted a 'Retainer Award' for the year, which shall be in the form of shares of Stock having a Fair Market Value of $35,000. Except as otherwise provided in this subsection 2.1, the Retainer Award for any Plan Year shall be made as of the first business day of that Plan Year (the 'Award Date' for that Retainer Award), and the Fair Market Value of the Stock so awarded shall be determined as of that date.

         (b) If a Director becomes an Eligible Director during a Plan Year, on a date other than the first day of the Plan Year, he shall be granted a Retainer Award for the year, which shall be in the form of shares of Stock having a Fair Market Value equal to $35,000, subject to a pro-rata reduction to reflect the portion of the Plan Year prior to the date on which he becomes an Eligible Director. A Director's Retainer Award under this paragraph (b) shall be made on the first business day on which he is an Eligible Director (the 'Award Date' for that Retainer Award), and the Fair Market Value of the Stock so awarded shall be determined as of that date.

         (c) The shares awarded under this subsection 2.1 shall be subject to the vesting provision set forth in subsection 2.3.



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         (d)      A Participant may elect to defer receipt of his
                  Retainer Awards in accordance with Supplement A of the Plan."



                                        *        *        *


         In witness whereof, ACE Limited has caused this amendment to be signed by its duly authorized officer as of this __th day of ________, 1997.


                                                     ACE Limited


                                                     By_______________________
                                                       Its____________________







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